UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      February 24, 2011 (February 17, 2011)
                Date of report (Date of earliest event reported)


                           CONSUMER CAPITAL GROUP INC.
               (Exact name of registrant as specified in Charter)

          Delaware                    333-152330                 26-2517432
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                 File No.)             Identification No.)

                         35 North Lake Avenue, Suite 280
                               Pasadena, CA 91101
                    (Address of Principal Executive Offices)

                                 (626) 568-3368
              (Registrant's telephone number, including area code)

                              Mondas Minerals Corp.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective on February 17, 2011, the registrant merged with its wholly owned subsidiary, Consumer Capital Group Inc., pursuant to Certificate of Ownership that we filed with the Delaware Secretary of State. The merger was in the form of a parent/subsidiary merger, with the registrant as the surviving corporation. Upon completion of the merger, our name has been changed to "Consumer Capital Group Inc." We changed our name to better reflect the direction and business of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    Exhibit                           Description
    -------                           -----------

      3.1 Certificate of Ownership filed with the Secretary of State of Delaware with an effective date of February 17, 2011

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONSUMER CAPITAL GROUP INC.


Date: February 24, 2011                    By: /s/ Jianmin Gao
                                              ----------------------------------
                                              Jianmin Gao
                                              Chief Executive Officer


                                       3